UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

April 21, 2020

Date of report (Date of earliest event reported)

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Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Poor Farm Road Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8‑K  filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AGRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2020, William T. McKee informed the board of directors (the “Board”) of Agile Therapeutics, Inc. (the “Company”) that he would retire as a Class II director effective June 9, 2020, the date of the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The Company expressed gratitude to Mr. McKee for his contributions to the Board and the Company. Mr. McKee’s departure is not related to any disagreement with the Company or the Board regarding any matter related to the Company’s operations, policies or practices.

Item 8.01.   Other Events.

On April 22, 2020, the Company issued a press release announcing that Abhijeet Lele would not stand for re-election as a Class III director at the Annual Meeting. Further, the Company announced that it has nominated Sharon Barbari to stand for election to the Board at the Annual Meeting to replace Mr. Lele as a Class III member of the Board, for a term expiring at the 2023 Annual Meeting of Stockholders. Ms. Barbari has over 40 years of pharmaceutical and biotechnology experience, having served in various senior financial roles, including Chief Financial Officer, at several companies during her career, including Cytokinetics, InterMune and Gilead Sciences. Additionally, the Company announced that it intends to appoint Sandra Carson, M.D. to replace Mr. McKee as a Class II member of the Board following his retirement effective June 9, 2020. Dr. Carson is a Professor of Obstetrics, Gynecology and Reproductive Sciences and Director, Reproductive Endocrinology and Infertility at Yale University. Most recently, she served as the Emeritus Vice President for Education at the American College of Obstetricians & Gynecologists (ACOG) from August 2018 to February 2019 and Vice President for Education from March 2013 to August 2018.  The Company also announced that the Company’s Board plans to appoint Seth H.Z. Fischer as the lead independent director to replace Mr. Lele at the Annual Meeting on June 9, 2020.

A copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 22, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: April 22, 2020	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	Chairman and Chief Executive Officer